EXHIBIT 24.6


                              MINTMIRE & ASSOCIATES
                                ATTORNEYS AT LAW
                                                              265 SUNRISE AVENUE
                                                                       SUITE 204
                                                       PALM BEACH, FLORIDA 33480
                                                             TEL: (561) 832-5696
                                                             FAX: (561) 659-5371



                               CONSENT OF COUNSEL

We hereby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. ___ to the Form SB-2 Registration Statement for The Nationwide Companies, Inc., under the caption "Legal Matters."



                            /S/MINTMIRE & ASSOCIATES
                         ----------------------------
                                MINTMIRE & ASSOCIATES



PALM BEACH, FLORIDA
June 14, 2001